As filed with the U.S. Securities and Exchange Commission on March 11, 2024

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22668

ETF Series Solutions
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Kristina R. Nelson

ETF Series Solutions

615 East Michigan Street

Milwaukee, WI 53202
(Name and address of agent for service)

(414) 516-1645

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Item 1. Reports to Stockholders.

(a)

Annual Report

December 31, 2023

U.S. Global Jets ETF

Ticker: JETS

U.S. Global GO GOLD and

Precious Metal Miners ETF

Ticker: GOAU

U.S. Global Sea to Sky Cargo ETF

Ticker: SEA

U.S. Global ETFs

U.S. Global Jets ETF

Management Discussion of Fund Performance
(Unaudited)

The U.S. Global Jets ETF (“JETS” or the “Fund”) market price rose 11.42%, and its NAV rose 11.51%, in the 12 months ended December 31, 2023, underperforming the U.S. Global Jets Index (“JETSX” or the “Index”), which ended the same period up 12.49%. The S&P 500® Index, comparatively, rose 26.29%.

The three largest contributors to yearly performance were Hawaiian Holdings, Inc. (“Hawaiian Airlines”), SkyWest, Inc. (“SkyWest Airlines”), and Ryanair Holdings plc (“Ryanair”). Alaska Air Group, Inc. (“Alaska Airlines”) announced it has entered into a definitive agreement to acquire Hawaiian Airlines for $18 per share in an all-cash transaction. The deal represents a total equity value of $1 billion, in addition to the assumption of $900 million of Hawaiian’s net debt, for a total transaction value of $1.9 billion. The acquisition has been approved by both companies’ Boards and is expected to close in 12 to 18 months pending regulatory approval and Hawaiian shareholder approval. The combined company plans to operate the brands of Alaska Airlines and Hawaiian Airlines separately while integrated under a single operating certificate.

Ryanair announced a new dividend policy with a maiden dividend of €400 million (2% yield), payable as €200 million in February 2024 and September 2024. In addition, surplus cash could be returned as a special dividend or share buyback, in addition to the €400 million of an already-announced ordinary dividend.

The three largest detractors to yearly performance were Southwest Airlines Company (“Southwest Airlines”), Frontier Group Holdings, Inc. (“Frontier Airlines”), and JetBlue Airways Corporation (“JetBlue”). Southwest’s pre-tax impact estimate of $725-$825 million for operational issues during the holidays is greater than the $600 million consensus on a slightly higher cancellation figure of 16,700. This was toward the upper end of investor expectations ($400-$800 million) and implies $43,000-50,000 per canceled flight, which is greater than consensus of $35,000-$45,000.

Like the demand theme shared by JetBlue and Alaska Airlines, Frontier Airlines expects 2024 margins to be pressured by share shift to international travel, plus a tough operating environment from weather and air traffic control constraints. These issues drive pre-tax margins to the mid- to single digits from previous guidance in the double digits. JetBlue was impacted by two major deals: the Northeast Alliance, which was terminated, and its now-blocked merger with Spirit Airlines, Inc. (“Spirit Airlines”). According to Goldman Sachs, JetBlue’s growth in 2024 will likely be more muted compared to the company’s long-term goal of mid- to high-single digit annual capacity growth. While capacity cuts in New York will be backfilled with new market additions, JetBlue’s fleet growth will likely fall short of its initial plan given ongoing delivery delays at Airbus which could be further exacerbated by the latest GTF issues.

U.S. Global Jets ETF

Management Discussion of Fund Performance
(Unaudited) (Continued)

According to JPMorgan, domestic booked revenue is showing meaningful deceleration, to the point that domestic revenue growth may emerge only slightly positive. At this stage, the bank does not view this as definitive evidence of cooling travel demand; rather, it believes it largely reflects geographic trends beginning to normalize after last year’s period of significant abnormality.

We believe 2024 looks strong, with corporate travel budgets expected to be up nearly 8.5% year- over-year, signaling that there is still room for recovery and/or growth. Domestic leisure fares have been trending down over the past few months; however, other airlines have been less concerned about that trend. Airlines with a larger component of long-haul international traffic continue to see strong demand, but there have been warning signs of pricing declines. ARC Corp., for example, reported that domestic fares declined 6.5%, with each month successively lower. This data only reflects agency sales and misses web sales, but the trend is important because it is likely to continue through at least mid-4Q24.

U.S. Global GO GOLD and Precious Metal Miners ETF

Management Discussion of Fund Performance
(Unaudited) (Continued)

The U.S. Global GO GOLD and Precious Metal Miners ETF (“GOAU” or the “Fund”) market price rose 10.65%, and its NAV rose 10.67% in the 12 months ended December 31, 2023, underperforming the U.S. Global GO GOLD and Precious Metal Miners Index (“GOAUX” or the “Index”), which rose 11.74%. The S&P 500® Index, comparatively, rose 26.29%.

The biggest contributors to performance were New Gold, Inc. (“New Gold”), Harmony Gold Mining Company, Ltd - ADR (“Harmony Gold”), Wheaton Precious Metals Corporation (“Wheaton Precious Metals”), and Dundee Precious Metals, Inc. (“Dundee”). Dundee announced an updated mineral reserve estimate and mine plan for its project in Ada Tepe, Bulgaria, which accounts for 34% of Dundee’s 2022 gold production. The plan resulted in additional gold production of 66,000 ounces over the remaining mine life until 2026, thus improving the asset’s cash flow. However, after the release of the Ada Tepe updated technical report and announcement of the high-grade deposit at the Čoka Rakita prospect in Serbia, key catalysts may be priced in. The Ada Tepe asset has a short mine life remaining, and any exploration upside from the Čoka Rakita prospect is expected to be long-dated, with additional work on the Timok feasibility study paused to focus on further exploration.

According to BMO, Wheaton Precious Metals has available liquidity of $2.8 billion (up from $2.7 billion at December 2022), which provides ample funding for any existing commitments and future growth opportunities. Management is quite optimistic about the growth outlook for the remainder of the year, reporting “a very healthy number of opportunities in [its] pipeline,” mostly in the $150-$350 million range, mostly in development stage but some operating assets as well. The company maintains a modest dividend at the same time, balancing shareholder returns with growth.

The ETF’s biggest losses came from OceanaGold Corporation (“OceanaGold”), Impala Platinum Holdings, Ltd. (“Impala Platinum”), Sibanye Stillwater, Ltd - ADR (“Sibanye Stillwater”), and Franco-Nevada Corporation (“Franco-Nevada”). OceanaGold updated its FY23 cost guidance, increasing forecasted cash cost by $50 per ounce to a range of $850 – $950 per ounce. Impala Platinum’s 1H23 gross refined production declined 9% year-over-year to 1.48 million ounces, missing consensus by 5%. Key production misses came from Impala, Marula and Two Rivers, which were all down year-over-year and 5%-8% below consensus. Management attributed the poor performance to: 1) lower refined volumes due to Eskom load curtailment, 2) the commencement of a scheduled rebuild of a Rustenburg furnace, and 3) currency weakness coupled with inflationary pressures. Impala has published a weak trading statement, supplementing its previous update.

Gold rose to a new high after comments from the Federal Reserve suggested its aggressive cycle of rate hikes is coming to an end.

U.S. Global GO GOLD and Precious Metal Miners ETF

Management Discussion of Fund Performance
(Unaudited) (Continued)

China continued to add to its gold reserves, extending a flurry of purchases as central banks around the world expand their holdings of bullion amid escalating geopolitical and economic risks. Gold purchases in India were forecast to drop to the lowest since the Covid-19 pandemic hit the second-biggest consuming nation, with high domestic prices deterring buyers. Indians were expected buy between 650 and 750 tons of the precious metal in 2023, said P.R. Somasundaram, the regional chief executive officer for India at the World Gold Council (WGC). The range was lower than the 774 tons bought the previous year and the least since 446 tons were purchased in 2020, according to the London-based group’s data.

The WGC noted that physically backed gold ETFs saw continued outflows in 2023. This trend was most pronounced in North America, where selling totaled $2 billion (28 tons). In Europe, selling totaled $622 million (11 tons). It seems the rise in interest rates shifted investors’ preferences away from the yellow metal to higher yielding assets.

According to Scotiabank, the streamers have outperformed the operators in the medium to short terms, given the margin compression. With some signs of relief in inflationary pressures on operating costs, investors should start to consider rotating from the higher valued streamers (that are insulated from inflationary pressures in costs due to the nature of their business) into the lower valued operators. This is because: (1) companies have started to see easing of inflationary pressures in various input costs, which should be fully reflected in their costs once the higher cost inventories are drawn down; and (2) companies are expecting higher volumes in 2H/23, which should also help with the costs. All of this should lead to margin expansion and help support higher valuations.

U.S. Global Sea to Sky Cargo ETF

Management Discussion of Fund Performance
(Unaudited) (Continued)

The U.S. Global Sea to Sky ETF (“SEA” or the “Fund”) market price rose, 19.36% and its NAV rose 19.09%, in the 12 months ending December 31, 2023, underperforming the U.S. Global Sea to Sky Index (“SEAX” or the “Index”), which was up 23.04%. The S&P 500® Index, comparatively, rose 26.29%.

The biggest contributors to performance were the Japanese shippers Kawasaki Kisen Kaisha, Ltd (“Kawasaki Kisen Kaisha”), Nippon Yusen KK (“Nippon Yusen”), and Mitsui OSK Lines, Ltd. (“Mitsui OSK”). The reasons behind this were: 1) relatively close interest in dividend yields which are much higher than for Japanese stocks in other industries; and 2) the current turnaround in dry bulk market prices (which is due to the positive effects of China reopening).

The ETF’s biggest losses came from HMM Company, Ltd. (“HMM”), ZTO Express Cayman, Inc. - ADR (“ZTO Express”), and the Chinese/Taiwan/Hong Kong shippers Wan Hai Lines, Ltd. (“Wan Hai”), and SITC International Holdings Company, Ltd. (“SITC”). HMM, after falling, is in the midst of a takeover battle. Germany’s Hapag-Lloyd is accompanied by three local players in the bidding war for the large South Korean container shipping company HMM. According to local media, Hyundai Motor Group and Posco Group dropped out as the deadline for submitting preliminary bids expired. This means that in addition to Hapag-Lloyd, there are now only the following remaining in the run-up: Harim Group, Dongwon and LX Group.

Morgan Stanley’s quarterly shipper survey supports its out-of-consensus view for a 2H23 freight cycle inflection. The biggest incremental positive takeaways are on the overall macro and inventory levels. The shipper outlook on the overall macro improved sequentially for the second straight quarter, following five successive quarters of declines. Inventory levels took a sharp step lower: Net inventories moved down sharply while net ordering remained like last quarter, but still in negative territory.

According to Drewry Maritime Research’s most recent tally, the industry orderbook stands at more than 900 ships, with deliveries in 2023 expected to add 1.4 million TEUs, or twenty-foot equivalent units, a standard measure of cargo capacity. That is equal to about 5% of the current global total. New capacity is expected to increase by a record 2 million TEUs in 2024 and 2.1 million the following year to reach 27.2 million, up almost 50% from a decade earlier, according to Drewry.

Although some aging vessels will be dispatched to scrapyards, and some orders can be delayed, the industry faces a self-inflicted problem of oversupply that could keep shipping costs in check and kick off another round of consolidation.

Carriers are managing shipping capacity by blanking sailings, which is supporting an environment of low rates, low utilization and low reliability. This “wait and see” approach is consistent with a prisoner’s dilemma, as one carrier does not want to cut capacity, helping balance the market at their own expense. The shipper/carrier

U.S. Global Sea to Sky Cargo ETF

Management Discussion of Fund Performance
(Unaudited) (Continued)

relationship appears significantly strained by the last three years, which has led to a wide range of expectations across shippers heading into the negotiations, as bargaining power had clearly swung back in their favor.

Based on Clarkson’s data, average sailing speeds at the start of 2023 were 14.5 knots for vessels larger than 8,000 TEU, 12% lower versus the 2013-2019 average. While further slow steaming may occur, there is a theoretical limit, and once speeds go below 13 knots, the benefits start diminishing. Assuming a vessel spends on average 30% of the trip duration in port, a further 10% decline in speed could take out 7% incremental capacity.

A severe drought in Panama is leading to unusually long delays and tough restrictions along one of the world’s most important trade routes, illustrating the challenge climate change poses to global commerce. High temperatures and one of the driest years on record have led authorities in the Central American country, which is usually one of the world’s wettest, to lower the number of crossings and bar ships with heavy loads from using the Panama Canal. The restrictions — rare during Panama’s wet season, which lasts from May to December — have led big carriers to announce surcharges for routes that rely on the gateway between the Atlantic and Pacific. While lower demand for goods exports has lessened the impact, vessels with loads still light enough to use it are facing extended waits of more than two weeks.

According to Morgan Stanley, container shipping rates have risen significantly due to shipping blockages in the Suez Canal involving attacks by Iran-backed Houti rebels. Spot rates for shipping goods in a 40-foot container from Asia to Northern Europe have increased 173% to $4,000 and rates from Asia to North America’s east coast have risen 55% to $3,900 amidst ongoing geopolitical disruptions since mid-December. Suez Canal transits were down 28% year-over-year in the 10 days leading up to January 2, as global shipment firms paused and/or re-routed their Red Sea shipments.

U.S. Global ETFs

Management Discussion of Fund Performance
(Unaudited) (Continued)

This report is to be preceded or accompanied by a prospectus.

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the funds. Brokerage commissions will reduce returns. Because the funds concentrate their investments in specific industries, the funds may be subject to greater risks and fluctuations than a portfolio representing a broader range of industries. The funds are non-diversified, meaning they may concentrate more of their assets in a smaller number of issuers than diversified funds. The funds invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. The funds may invest in the securities of smaller capitalization companies, which may be more volatile than funds that invest in larger, more established companies. The performance of the funds may diverge from that of the index. Because the funds may employ a representative sampling strategy and may also invest in securities that are not included in the index, the funds may experience tracking error to a greater extent than funds that seek to replicate an index. The funds are not actively managed and may be affected by a general decline in market segments related to the index.

Airline Companies may be adversely affected by a downturn in economic conditions that can result in decreased demand for air travel and may also be significantly affected by changes in fuel prices, labor relations and insurance costs.

Gold, precious metals, and precious minerals funds may be susceptible to adverse economic, political or regulatory developments due to concentrating in a single theme. The prices of gold, precious metals, and precious minerals are subject to substantial price fluctuations over short periods of time and may be affected by unpredicted international monetary and political policies. We suggest investing no more than 5% to 10% of your portfolio in these sectors.

Cargo Companies may be adversely affected by a downturn in economic conditions that can result in decreased demand for marine shipping, ports, and air freight. Cargo Companies may also be significantly affected by changes in fuel prices, which may be very volatile, the imposition of tariffs or trade wars, changes in labor relations or availability, insurance costs, commodities prices in general, international politics and conflicts, changes in airborne or seaborne transportation patterns, changes to marine shipping and air freight routes, weather patterns and events, including hurricane activity, maritime accidents, canal closures, and port congestion. Cargo Companies may also be highly dependent on aircraft, ships, or related equipment from a small number of suppliers, and consequently, issues affecting the availability, reliability, safety, or longevity of such aircraft, ships, or equipment (e.g., the inability of a supplier to meet demand or the grounding of an aircraft due to safety concerns) may have a significant effect on the operations and profitability of Cargo Companies.

Distributed by Quasar Distributors, LLC. U.S. Global Investors Inc. is the investment adviser to JETS, GOAU, and SEA.

Past performance does not guarantee future results.

The S&P 500® Index includes the 500 leading companies and captures approximately 80% coverage of available market capitalization. It is not possible to invest in an index.

The NYSE Arca Gold Miners Index provides exposure to publicly traded companies worldwide involved primarily in the mining for gold, representing a diversified blend of small-, mid- and large- capitalization stocks.

U.S. Global ETFs

Management Discussion of Fund Performance
(Unaudited) (Continued)

The U.S. Global Jets Index seeks to provide access to the global airline industry. The index uses various fundamental screens to determine the most efficient airline companies in the world, and also provides diversification through exposure to global aircraft manufacturers and airport companies. The index consists of common stocks listed on well-developed exchanges across the globe. It is not possible to invest directly in an index.

The U.S. Global GO GOLD and Precious Metal Miners Index uses a robust, dynamic, rules-based smart-factor model to select precious minerals companies that earn over 50% of their aggregate revenue from precious minerals through active (mining or production) or passive (royalties or streams) means. The index uses fundamental screens to identify companies with favorable valuation, profitability, quality and operating efficiency. The index consists of 28 common stocks or related ADRs. It is not possible to invest directly in an index.

The U.S. Global Sea to Sky Cargo Index tracks the performance of marine shipping, air freight and courier, and port and harbor operating companies. The index uses fundamental screens to identify companies with favorable cash flow, market capitalization, earnings-to-price ratio, and cash-flow-to-price ratio. The index consists of 29 common stocks. It is not possible to invest directly in an index.

A book-to-bill ratio is the ratio of orders received to units shipped and billed for a specified period, generally a month or quarter.

All opinions expressed and data provided are subject to change without notice. Opinions are not guaranteed and should not be considered investment advice.

The section labeled Schedules of Investments contains a complete list of the Funds’ holdings. Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security.

U.S. Global Jets ETF

Performance Summary
(Unaudited)

Growth of $10,000

Average Annual Returns December 31, 2023	1 Year	3 Years	5 Years	Since Inception (4/28/2015)
U.S. Global Jets ETF - NAV	11.51%	-4.97%	-7.01%	-2.54%
U.S. Global Jets ETF - Market	11.42%	-5.05%	-7.00%	-2.56%
U.S. Global Jets Index	12.49%	-4.58%	-6.47%	-1.99%
S&P 500® Index	26.29%	10.00%	15.69%	11.89%

This chart illustrates the performance of a hypothetical $10,000 investment made on April 28, 2015 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance current to most recent month end please visit www.usglobaletfs.com. The gross expense ratio from the April 30, 2023 prospectus is 0.60%.

U.S. Global GO GOLD and Precious Metal Miners ETF

Performance Summary
(Unaudited)

Growth of $10,000

Average Annual Returns December 31, 2023	1 Year	3 Years	5 Years	Since Inception (6/27/2017)
U.S. Global GO GOLD and Precious Metal Miners ETF - NAV	10.67%	-3.73%	10.59%	7.28%
U.S. Global GO GOLD and Precious Metal Miners ETF - Market	10.65%	-3.91%	10.47%	7.21%
U.S. Global GO GOLD and Precious Metal Miners Index	11.74%	-2.68%	11.95%	8.63%
S&P 500® Index	26.29%	10.00%	15.69%	12.96%

This chart illustrates the performance of a hypothetical $10,000 investment made on June 27, 2017 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance current to most recent month end please visit www.usglobaletfs.com. The gross expense ratio from the April 30, 2023 prospectus is 0.60%.

U.S. Global Sea to Sky Cargo ETF

Performance Summary
(Unaudited)

Growth of $10,000

Average Annual Returns December 31, 2023	1 Year	Since Inception (1/19/2022)
U.S. Global Sea to Sky Cargo ETF - NAV	19.09%	-1.16%
U.S. Global Sea to Sky Cargo ETF - Market	19.36%	-0.87%
U.S. Global Sea to Sky Cargo Index	23.04%	1.06%
S&P 500® Index	26.29%	4.36%

This chart illustrates the performance of a hypothetical $10,000 investment made on January 19, 2022 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance current to most recent month end please visit www.usglobaletfs.com. The gross expense ratio from the April 30, 2023 prospectus is 2.29%, however pursuant to a contractual operating expense limitation, the net expense ratio after fee waivers and/or expense reimbursements is 0.60%.

U.S. Global ETFs

Portfolio Allocations
As of December 31, 2023 (Unaudited)

U.S. Global Jets ETF

Industry Group	Percent of Net Assets
Airlines (a)	73.6%
Investments Purchased with Proceeds from Securities Lending	15.6
Internet	8.4
Aerospace & Defense	7.6
Engineering & Construction	5.1
Transportation	2.1
Miscellaneous Manufacturing	2.0
Commercial Services	1.0
Short-Term Investments	0.2
Liabilities in Excess of Other Assets	(15.6)
Total	100.0%

U.S. Global GO GOLD and Precious Metal Miners ETF

Industry Group	Percent of Net Assets
Mining (a)	99.5%
Investments Purchased with Proceeds from Securities Lending	5.8
Short-Term Investments	0.8
Liabilities in Excess of Other Assets	(6.1)
Total	100.0%

U.S. Global Sea to Sky Cargo ETF

Industry Group	Percent of Net Assets
Transportation (a)	93.1%
Commercial Services	5.8
Short-Term Investments	4.2
Investments Purchased with Proceeds from Securities Lending	3.4
Liabilities in Excess of Other Assets	(6.5)
Total	100.0%

(a)

To the extent that the Fund invests more heavily in particular sectors or industry groups of the economy, its performance will be especially sensitive to developments that significantly affect those sectors or industry groups. See Note 9 in Notes to Financial Statements.

U.S. Global Jets ETF

Schedule of Investments
December 31, 2023

Shares	Security Description	Value
	COMMON STOCKS — 99.3%
	Australia — 1.0%
4,506,704	Qantas Airways, Ltd. (a)	$16,491,762

	Brazil — 0.5%
430,251	Embraer SA - ADR (a)	7,938,131

	Canada — 5.1%
3,636,289	Air Canada (a)	51,290,322
882,335	Bombardier, Inc. - Class B (a)	35,431,905
		86,722,227
	China — 1.5%
4,445,765	Tongcheng Travel Holdings, Ltd. (a)	8,221,406
493,117	Trip.com Group, Ltd. - ADR (a)	17,757,143
		25,978,549
	France — 2.1%
65,949	Aeroports de Paris SA	8,532,658
614,700	Air France-KLM (a)	9,223,486
109,084	Airbus SE	16,832,732
		34,588,876
	Germany — 0.5%
901,265	Deutsche Lufthansa AG (a)	8,007,353

	Hungary — 0.5%
321,473	Wizz Air Holdings plc (a)(b)	9,059,906

	India — 0.5%
181,529	MakeMyTrip, Ltd. (a)	8,528,232

	Ireland — 1.0%
129,183	Ryanair Holdings plc - ADR (a)(c)	17,227,845

	Japan — 2.4%
758,140	ANA Holdings, Inc. (a)	16,453,251
819,872	Japan Airlines Company, Ltd.	16,135,779

The accompanying notes are an integral part of these financial statements.

U.S. Global Jets ETF

Schedule of Investments
December 31, 2023 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.3% (Continued)
	Japan — 2.4% (Continued)
179,942	Japan Airport Terminal Company, Ltd.	$7,926,381
		40,515,411
	Mexico — 1.7%
908,864	Grupo Aeroportuario del Centro Norte SAB de CV	9,612,089
544,767	Grupo Aeroportuario del Pacifico SAB de CV - Class B	9,555,318
34,638	Grupo Aeroportuario del Sureste SAB de CV - ADR	10,192,924
		29,360,331
	New Zealand — 0.5%
1,409,748	Auckland International Airport, Ltd.	7,842,330

	Panama — 1.0%
165,137	Copa Holdings SA - Class A	17,555,714

	Singapore — 0.5%
1,718,921	Singapore Airlines, Ltd.	8,544,135

	Spain — 1.5%
46,467	Aena SME SA (b)	8,417,860
234,619	Amadeus IT Group SA	16,804,381
		25,222,241
	Switzerland — 0.5%
38,588	Flughafen Zurich AG	8,056,659

	Thailand — 0.5%
4,785,011	Airports of Thailand pcl	8,376,310

	Turkey — 1.7%
330,505	Pegasus Hava Tasimaciligi AS (a)	7,284,428
2,048,961	TAV Havalimanlari Holding AS (a)	7,474,471
1,812,656	Turk Hava Yollari AO (a)	14,061,443
		28,820,342

The accompanying notes are an integral part of these financial statements.

U.S. Global Jets ETF

Schedule of Investments
December 31, 2023 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.3% (Continued)
	United Kingdom — 1.5%
1,337,805	easyJet plc (a)	$8,696,679
8,180,257	International Consolidated Airlines Group SA (a)	16,161,776
		24,858,455
	United States — 74.8% (d)
1,982,354	Air Transport Services Group, Inc. (a)(c)	34,909,254
1,387,734	Alaska Air Group, Inc. (a)(c)	54,218,767
647,055	Allegiant Travel Company (c)	53,453,214
12,675,358	American Airlines Group, Inc. (a)(c)	174,159,419
137,266	Boeing Company (a)	35,779,756
10,151	Booking Holdings, Inc. (a)	36,007,830
4,434,509	Delta Air Lines, Inc.	178,400,297
226,674	Expedia Group, Inc. (a)	34,406,846
10,483,645	Frontier Group Holdings, Inc. (a)(c)(g)	57,240,702
126,206	General Dynamics Corporation	32,771,912
9,781,327	JetBlue Airways Corporation (a)(c)	54,286,365
957,769	SkyWest, Inc. (a)(g)	49,995,542
6,210,347	Southwest Airlines Company (c)	179,354,821
2,850,525	Sun Country Airlines Holdings, Inc. (a)(c)(g)	44,838,758
406,705	Textron, Inc.	32,707,216
1,734,180	TripAdvisor, Inc. (a)(c)	37,336,895
4,159,899	United Airlines Holdings, Inc. (a)	171,637,433
		1,261,505,027
	TOTAL COMMON STOCKS (Cost $1,909,232,107)	1,675,199,836

	PREFERRED STOCKS — 0.5%
	Brazil — 0.5%
792,721	Azul SA - ADR (a)(c)	7,681,467
	TOTAL PREFERRED STOCKS (Cost $6,705,804)	7,681,467

The accompanying notes are an integral part of these financial statements.

U.S. Global Jets ETF

Schedule of Investments
December 31, 2023 (Continued)

Shares	Security Description	Value
	SHORT-TERM INVESTMENTS — 0.2%
3,352,146	First American Government Obligations Fund - Class X, 5.29% (e)	$3,352,146
	TOTAL SHORT-TERM INVESTMENTS (Cost $3,352,146)	3,352,146
Units
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 15.6%
263,672,071	Mount Vernon Liquid Assets Portfolio, LLC – 5.61% (e)(f)	263,672,071
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $263,672,071)	263,672,071
	TOTAL INVESTMENTS (Cost $2,182,962,128) — 115.6%	1,949,905,520
	Liabilities in Excess of Other Assets — (15.6)%	(263,026,931)
	NET ASSETS — 100.0%	$1,686,878,589

Percentages are stated as a percent of net assets.
ADR	American Depositary Receipt.
(a)	Non-income producing security.
(b)	Security exempt from registration under Rule 144(a) of the Securities Act of 1933. At December 31, 2023, the value of these securities amounted to $17,477,766 or 1.0% of net assets.
(c)	All or a portion of this security is out on loan as of December 31, 2023. The total value of securities on loan is $252,408,604 or 15.0% of net assets.
(d)

To the extent that the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting the country or region. See Note 9 in Notes to Financial Statements.

(e)	Rate shown is the annualized seven-day yield as of December 31, 2023.
(f)	Privately offered liquidity fund. See Note 4 in Notes to Financial Statements.
(g)	Affiliated Common Stock during the current fiscal period. See Note 6 in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

U.S. Global GO GOLD and Precious Metal Miners ETF

Schedule of Investments
December 31, 2023

Shares	Security Description	Value
	COMMON STOCKS — 99.5%
	Australia — 18.1%
1,401,741	Gold Road Resources, Ltd.	$1,876,999
1,574,316	OceanaGold Corporation	3,017,820
1,445,605	Perseus Mining, Ltd.	1,822,448
1,423,523	Regis Resources, Ltd. (a)	2,114,729
6,376,837	Resolute Mining, Ltd. (a)	1,933,744
2,468,734	Silver Lake Resources, Ltd. (a)	2,001,958
2,916,960	West African Resources, Ltd. (a)	1,878,434
1,267,724	Westgold Resources, Ltd. (a)	1,883,280
		16,529,412
	Canada — 50.6% (b)
843,736	B2Gold Corporation	2,666,206
460,003	Centerra Gold, Inc.	2,746,027
210,670	Eldorado Gold Corporation (a)	2,732,390
83,586	Franco-Nevada Corporation	9,262,165
749,900	Karora Resources, Inc. (a)	2,756,132
223,039	Lundin Gold, Inc.	2,784,095
1,959,658	New Gold, Inc. (a)	2,861,101
258,455	Osisko Gold Royalties, Ltd.	3,690,737
733,690	Sandstorm Gold, Ltd.	3,690,461
342,056	Torex Gold Resources, Inc. (a)	3,774,091
186,362	Wheaton Precious Metals Corporation	9,195,101
		46,158,506
	Jersey — 2.0%
1,461,005	Centamin plc	1,856,681

	Peru — 3.2%
191,792	Cia de Minas Buenaventura SAA - ADR (c)	2,922,910

	South Africa — 12.7%
194,500	African Rainbow Minerals, Ltd.	2,126,555
308,448	DRDGOLD, Ltd. - ADR	2,452,161
600,726	Harmony Gold Mining Company, Ltd. - ADR	3,694,465
612,141	Sibanye Stillwater, Ltd. - ADR (c)	3,323,926
		11,597,107

The accompanying notes are an integral part of these financial statements.

U.S. Global GO GOLD and Precious Metal Miners ETF

Schedule of Investments
December 31, 2023 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.5% (Continued)
	United States — 12.9%
75,893	Royal Gold, Inc.	$9,180,017
236,439	SSR Mining, Inc.	2,544,084
		11,724,101
	TOTAL COMMON STOCKS (Cost $84,092,812)	90,788,717

	SHORT-TERM INVESTMENTS — 0.8%
705,050	First American Government Obligations Fund - Class X, 5.29% (d)	705,050
	TOTAL SHORT-TERM INVESTMENTS (Cost $705,050)	705,050
Units
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 5.8%
5,288,209	Mount Vernon Liquid Assets Portfolio, LLC – 5.61% (d)(e)	5,288,209
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $5,288,209)	5,288,209
	TOTAL INVESTMENTS (Cost $90,086,071) — 106.1%	96,781,976
	Liabilities in Excess of Other Assets — (6.1)%	(5,583,782)
	NET ASSETS — 100.0%	$91,198,194

Percentages are stated as a percent of net assets.
ADR	American Depositary Receipt.
(a)	Non-income producing security.
(b)

To the extent that the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting the country or region. See Note 9 in Notes to Financial Statements.

(c)	All or a portion of this security is out on loan as of December 31, 2023. The total value of securities on loan is $5,010,061 or 5.5% of net assets.
(d)	Rate shown is the annualized seven-day yield as of December 31, 2023.
(e)	Privately offered liquidity fund. See Note 4 in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

U.S. Global Sea to Sky Cargo ETF

Schedule of Investments
December 31, 2023

Shares	Security Description	Value
	COMMON STOCKS — 98.9%
	Australia — 2.9%
16,608	Brambles, Ltd.	$153,918

	Belgium — 1.8%
5,247	Euronav NV	92,295

	Canada — 3.7%
3,917	Teekay Tankers, Ltd. - Class A	195,732

	China — 11.4%
204,878	COSCO SHIPPING Energy Transportation Company. Ltd. - H-Shares	193,373
263,958	COSCO SHIPPING Holdings Company, Ltd. - H-Shares	265,361
6,636	ZTO Express Cayman, Inc. - ADR	141,214
		599,948
	Denmark — 8.8%
62	AP Moller - Maersk AS - Class B	111,464
4,113	D/S Norden AS	195,518
892	DSV AS	156,599
		463,581
	Germany — 2.8%
3,002	Deutsche Post AG	148,652

	Hong Kong — 10.6%
20,118	Orient Overseas International, Ltd.	280,830
160,044	SITC International Holdings Company, Ltd.	276,288
		557,118
	Japan — 16.9%
2,569	Kawasaki Kisen Kaisha, Ltd.	110,230
4,755	Mitsubishi Logistics Corporation	143,291
6,778	Mitsui OSK Lines, Ltd.	217,136
2,666	Nippon Express Holdings, Inc.	151,527
8,724	Nippon Yusen KK	270,444
		892,628

The accompanying notes are an integral part of these financial statements.

U.S. Global Sea to Sky Cargo ETF

Schedule of Investments
December 31, 2023 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 98.9% (Continued)
	Monaco — 2.0%
1,741	Scorpio Tankers, Inc.	$105,853

	Republic of Korea — 4.5%
15,603	HMM Company, Ltd.	237,213

	Singapore — 5.1%
39,117	Hafnia, Ltd.	270,280

	Switzerland — 4.2%
650	Kuehne + Nagel International AG	223,970

	Taiwan — 2.3%
25,853	Evergreen Marine Corporation Taiwan, Ltd.	120,881

	United Kingdom — 5.1%
8,769	TORM plc - Class A	266,665

	United States — 16.8%
1,179	Expeditors International of Washington, Inc.	149,969
539	FedEx Corporation	136,351
2,472	GXO Logistics, Inc. (a)(b)	151,188
4,230	International Seaways, Inc.	192,380
997	Matson, Inc.	109,271
932	United Parcel Service, Inc. - Class B (b)	146,538
		885,697
	TOTAL COMMON STOCKS (Cost $4,879,033)	5,214,431

The accompanying notes are an integral part of these financial statements.

U.S. Global Sea to Sky Cargo ETF

Schedule of Investments
December 31, 2023 (Continued)

Shares	Security Description	Value
	SHORT-TERM INVESTMENTS — 4.2%
219,703	First American Government Obligations Fund - Class X, 5.29% (c)	$219,703
	TOTAL SHORT-TERM INVESTMENTS (Cost $219,703)	219,703
Units
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 3.4%
178,720	Mount Vernon Liquid Assets Portfolio, LLC — 5.61% (c)(d)	178,720
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $178,720)	178,720
	TOTAL INVESTMENTS (Cost $5,277,456) — 106.5%	5,612,854
	Liabilities in Excess of Other Assets — (6.5)%	(340,688)
	NET ASSETS — 100.0%	$5,272,166

Percentages are stated as a percent of net assets.
ADR	American Depositary Receipt.
(a)	Non-income producing security.
(b)	All or a portion of this security is out on loan as of December 31, 2023. The total value of securities on loan is $172,914 or 3.3% of net assets.
(c)	Rate shown is the annualized seven-day yield as of December 31, 2023.
(d)	Privately offered liquidity fund. See Note 4 in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

U.S. Global ETFs

Statements of Assets and Liabilities
December 31, 2023

	U.S. Global Jets ETF	U.S. Global GO GOLD and Precious Metal Miners ETF	U.S. Global Sea to Sky Cargo ETF
ASSETS
Investments in unaffiliated securities, at value *+	$1,905,066,762	$96,781,976	$5,612,854
Investments in affiliated securities, at value*	44,838,758	—	—
Foreign currency, at value*	159,895	618	17,761
Receivable for securities sold	5,830,907	—	—
Dividends and interest receivable	1,243,391	14,056	20,901
Dividend tax reclaim receivable	49,860	5,492	31,025
Securities lending income receivable	34,826	1,279	169
Receivable from Advisor, net (Note 3)	—	—	13,520
Total assets	$1,957,224,399	$96,803,421	5,696,230

LIABILITIES
Collateral received for securities loaned (Note 4)	263,672,071	5,288,209	178,720
Payable for capital shares redeemed	5,784,540	—	—
Payable for securities purchased	—	270,114	197,490
Management fees payable	889,199	46,904	—
Administration and fund accounting fees	—	—	13,058
Custody fees	—	—	6,404
Chief Compliance Officer fees	—	—	2,500
Accrued other expenses	—	—	25,797
Distribution fees payable	—	—	73
Trustee fees payable	—	—	22
Total liabilities	270,345,810	5,605,227	424,064

NET ASSETS	$1,686,878,589	$91,198,194	$5,272,166

The accompanying notes are an integral part of these financial statements.

U.S. Global ETFs

Statements of Assets and Liabilities
December 31, 2023 (Continued)

	U.S. Global Jets ETF	U.S. Global GO GOLD and Precious Metal Miners ETF	U.S. Global Sea to Sky Cargo ETF
Net Assets Consist of:
Paid-in capital	$2,487,849,777	$121,662,770	$7,048,325
Total distributable earnings (accumulated deficit)	(800,971,188)	(30,464,576)	(1,776,159)
Net assets	$1,686,878,589	$91,198,194	$5,272,166

Net Asset Value:
Net assets	$1,686,878,589	$91,198,194	$5,272,166
Shares outstanding ^	88,500,000	5,350,000	350,000
Net asset value, offering and redemption price per share	$19.06	$17.05	$15.06

*Identified Cost:
Investments in unaffiliated securities	$2,132,396,225	$90,086,071	$5,277,456
Investments in affiliated securities	50,565,903	—	—
Foreign currency	161,203	619	17,722
+Includes loaned securities with a value of	$252,408,604	$5,010,061	$172,914

^	No par value, unlimited number of shares authorized.

The accompanying notes are an integral part of these financial statements.

U.S. Global ETFs

Statements of Operations
For the Year Ended December 31, 2023

	U.S. Global Jets ETF	U.S. Global GO GOLD and Precious Metal Miners ETF	U.S. Global Sea to Sky Cargo ETF
INCOME
Dividends from unaffiliated investments+	$10,659,412	$1,441,070	$461,104
Securities lending income, net (Note 4)	326,773	40,305	10,538
Interest	283,120	9,940	4,002
Total investment income	11,269,305	1,491,315	475,644

EXPENSES
Management fees	10,511,173	553,502	23,998
Administration, fund accounting and custodian fees	—	—	68,287
Audit fees	—	—	19,000
Compliance fees	—	—	10,000
Legal fees	—	—	6,844
Shareholder reporting expenses	—	—	1,181
Service fees	—	—	17,001
Trustee fees and expenses	—	—	7,360
Miscellaneous expenses	—	—	5,805
Insurance expenses	—	—	110
Distribution fees	—	—	54
Total expenses	10,511,173	553,502	159,640
Less: Fees waived and/or reimbursed (Note 3)	—	—	(135,642)
Net expenses	10,511,173	553,502	23,998
Net investment income (loss)	758,132	937,813	451,646

The accompanying notes are an integral part of these financial statements.

U.S. Global ETFs

Statements of Operations
For the Year Ended December 31, 2023 (Continued)

	U.S. Global Jets ETF	U.S. Global GO GOLD and Precious Metal Miners ETF	U.S. Global Sea to Sky Cargo ETF
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments in unaffiliated securities	$(139,723,519)	$(5,936,638)	$(1,046,558)
Investments in affiliated securities	(110,558,903)	—	—
Foreign currency transactions	(724,539)	(78,372)	(7,731)
In-kind redemptions in unaffiliated securities	63,306,342	6,523,417	32,911
In-kind redemptions in affiliated securities	29,329,048	—	—
Change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	317,506,235	6,006,825	1,385,904
Investments in affiliated securities	119,337,195	—	—
Foreign currency translation	1,007	(94)	948
Net realized and unrealized gain (loss) on investments	278,472,866	6,515,138	365,474
Net increase (decrease) in net assets resulting from operations	$279,230,998	$7,452,951	$817,120

+ Net of foreign taxes withheld of	$286,268	$256,197	$62,171

The accompanying notes are an integral part of these financial statements.

U.S. Global Jets ETF

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
OPERATIONS
Net investment income (loss)	$758,132	$(3,329,256)
Net realized gain (loss) on investments and foreign currency	(158,371,571)	(331,141,301)
Change in unrealized appreciation (depreciation) on investments and foreign currency	436,844,437	(406,420,805)
Net increase (decrease) in net assets resulting from operations	279,230,998	(740,891,362)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	496,171,460	1,284,996,755
Payments for shares redeemed	(1,060,429,645)	(1,804,123,735)
Transaction fees (Note 8)	171,864	522,032
Net increase (decrease) in net assets derived from capital share transactions (a)	(564,086,321)	(518,604,948)
Net increase (decrease) in net assets	$(284,855,323)	$(1,259,496,310)

NET ASSETS
Beginning of year	$1,971,733,912	$3,231,230,222
End of year	$1,686,878,589	$1,971,733,912

(a)	A summary of capital share transactions is as follows:

	Shares	Shares
Shares sold	28,700,000	62,350,000
Shares redeemed	(55,550,000)	(100,200,000)
Net increase (decrease)	(26,850,000)	(37,850,000)

The accompanying notes are an integral part of these financial statements.

U.S. Global GO GOLD and Precious Metal Miners ETF

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
OPERATIONS
Net investment income (loss)	$937,813	$1,205,106
Net realized gain (loss) on investments and foreign currency	508,407	(13,798,556)
Change in unrealized appreciation (depreciation) on investments and foreign currency	6,006,731	1,354,740
Net increase (decrease) in net assets resulting from operations	7,452,951	(11,238,710)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(899,527)	(1,272,275)
Total distributions to shareholders	(899,527)	(1,272,275)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	29,142,975	21,558,560
Payments for shares redeemed	(26,922,865)	(19,586,845)
Transaction fees (Note 8)	588	35
Net increase (decrease) in net assets derived from capital share transactions (a)	2,220,698	1,971,750
Net increase (decrease) in net assets	$8,774,122	$(10,539,235)

NET ASSETS
Beginning of year	$82,424,072	$92,963,307
End of year	$91,198,194	$82,424,072

(a)	A summary of capital share transactions is as follows:

	Shares	Shares
Shares sold	1,700,000	1,250,000
Shares redeemed	(1,650,000)	(1,150,000)
Net increase (decrease)	50,000	100,000

The accompanying notes are an integral part of these financial statements.

U.S. Global Sea to Sky Cargo ETF

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Period Ended December 31, 2022(1)
OPERATIONS
Net investment income (loss)	$451,646	$927,093
Net realized gain (loss) on investments and foreign currency	(1,021,378)	(1,444,047)
Change in unrealized appreciation (depreciation) on investments and foreign currency	1,386,852	(1,050,795)
Net increase (decrease) in net assets resulting from operations	817,120	(1,567,749)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(445,224)	(907,983)
Total distributions to shareholders	(445,224)	(907,983)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,482,130	11,024,265
Payments for shares redeemed	(1,436,170)	(3,712,870)
Transaction fees (Note 8)	647	18,000
Net increase (decrease) in net assets derived from capital share transactions (a)	46,607	7,329,395
Net increase (decrease) in net assets	$418,503	$4,853,663

NET ASSETS
Beginning of year/period	$4,853,663	$—
End of year/period	$5,272,166	$4,853,663

(a)	A summary of capital share transactions is as follows:

	Shares	Shares
Shares sold	100,000	550,000
Shares redeemed	(100,000)	(200,000)
Net increase (decrease)	—	350,000

(1)	The Fund commenced operations on January 19, 2022. The information presented is for the period from January 19, 2022 to December 31, 2022.

The accompanying notes are an integral part of these financial statements.

U.S. Global Jets ETF

Financial Highlights

For a capital share outstanding throughout the year

	Year Ended December 31,
	2023	2022	2021	2020		2019
Net asset value, beginning of the year	$17.09	$21.09	$22.36	$31.50		$27.94

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (1)	0.01	(0.02)	(0.12)	(0.05)		0.31
Net realized and unrealized gain (loss) on investments (4)	1.96	(3.98)	(1.01)	(9.08)		3.64
Total from investment operations	1.97	(4.00)	(1.13)	(9.13)		3.95

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from:
Net investment income	—	—	—	(0.00	)(2)	(0.39)
Capital gains	—	—	(0.14)	(0.01)		—
Total distributions to shareholders	—	—	(0.14)	(0.01)		(0.39)

CAPITAL SHARE TRANSACTIONS
Transaction fees (Note 8)	0.00 (2)	0.00 (2)	0.00 (2)	0.00	(2)	—
Net asset value, end of year	$19.06	$17.09	$21.09	$22.36		$31.50

Total return	11.51%	-18.96%	-5.05%	-28.99%		14.10%

SUPPLEMENTAL DATA:
Net assets at end of year (000’s)	$1,686,879	$1,971,734	$3,231,230	$2,903,357		$51,976

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.60%	0.60%	0.60%	0.60%		0.60%
Net investment income (loss) to average net assets	0.04%	-0.12%	-0.50%	-0.28%		1.02%
Portfolio turnover rate (3)	44%	43%	54%	88%		31%

(1)	Calculated based on average shares outstanding during the year.
(2)	Represents less than $0.005 per share.
(3)	Excludes the impact of in-kind transactions.
(4)

Net realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

U.S. Global GO GOLD and Precious Metal Miners ETF

Financial Highlights

For a capital share outstanding throughout the year

	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of the year	$15.55	$17.88	$19.84	$17.45	$11.40

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (1)	0.17	0.23	0.23	0.07	0.06
Net realized and unrealized gain (loss) on investments (4)	1.50	(2.32)	(1.96)	3.54	6.02
Total from investment operations	1.67	(2.09)	(1.73)	3.61	6.08

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from:
Net investment income	(0.17)	(0.24)	(0.08)	(0.05)	(0.03)
Capital gains	—	—	(0.15)	(1.18)	—
Total distributions to shareholders	(0.17)	(0.24)	(0.23)	(1.23)	(0.03)

CAPITAL SHARE TRANSACTIONS
Transaction fees (Note 8)	0.00 (2)	0.00 (2)	0.00 (2)	0.01	—
Net asset value, end of year	$17.05	$15.55	$17.88	$19.84	$17.45

Total return	10.67%	-11.67%	-8.72%	20.85%	53.37%

SUPPLEMENTAL DATA:
Net assets at end of year (000’s)	$91,198	$82,424	$92,963	$108,114	$50,610

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income (loss) to average net assets	1.02%	1.40%	1.20%	0.37%	0.40%
Portfolio turnover rate (3)	79%	106%	81%	130%	158%

(1)	Calculated based on average shares outstanding during the year.
(2)	Represents less than $0.005 per share.
(3)	Excludes the impact of in-kind transactions.
(4)

Net realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

U.S. Global Sea to Sky Cargo ETF

Financial Highlights

For a capital share outstanding throughout the year/period

	Year Ended December 31, 2023		Period Ended December 31, 2022 (1)

Net asset value, beginning of year/period	$13.87		$20.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(2)	1.68		2.40
Net realized and unrealized gain (loss) on investments(8)	0.99		(5.99)
Total from investment operations	2.67		(3.59)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from:
Net investment income	(1.48)		(2.59)
Total distributions to shareholders	(1.48)		(2.59)

CAPITAL SHARE TRANSACTIONS
Transaction fees (Note 8)	0.00	(7)	0.05
Net asset value, end of year/period	$15.06		$13.87

Total return	19.09%		-17.92	%(3)

SUPPLEMENTAL DATA:
Net assets at end of period (000’s)	$5,272		$4,854

RATIOS TO AVERAGE NET ASSETS:
Expenses before fees waived	3.99	%(5)	2.29	%(4)(5)
Expenses after fees waived	0.60%		0.60	%(4)
Net investment income (loss) before fees waived	7.90	%(5)	11.86	%(4)(5)
Net investment income (loss) after fees waived	11.29%		13.55	%(4)
Portfolio turnover rate (6)	98%		103	%(3)

(1)	Commencement of operations on January 19, 2022.
(2)	Calculated based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)

Pursuant to a contractual operating expense limitation between the Adviser and the Fund, the Adviser has agreed to waive its management fees and/or reimburse Fund expenses to ensure that Total Operating Expenses do not exceed 0.60% through at least April 30, 2024. See Note 3 in Notes to Financial Statements.

(6)	Excludes the impact of in-kind transactions.
(7)	Represents less than $0.005 per share.
(8)

Net realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

U.S. Global ETFs

Notes to Financial Statements
December 31, 2023

NOTE 1 – ORGANIZATION

U.S. Global Jets ETF, U.S. Global GO GOLD and Precious Metal Miners ETF, and U.S. Global Sea to Sky Cargo ETF (individually each a “Fund” or collectively the “Funds”) are non-diversified series of ETF Series Solutions (“ESS” and the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on February 9, 2012. The Trust is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Funds’ shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of the U.S. Global Jets ETF is to track the performance, before fees and expenses, of the U.S. Global Jets Index. The investment objective of the U.S. Global GO GOLD and Precious Metal Miners ETF is to track the performance, before fees and expenses, of the U.S. Global GO GOLD and Precious Metal Miners Index. The investment objective of the U.S. Global Sea to Sky Cargo ETF is to track the performance, before fees and expenses, of the U.S. Global Sea to Sky Cargo Index. U.S. Global Jets ETF commenced operations on April 28, 2015, U.S. Global GO GOLD and Precious Metal Miners ETF commenced operations on June 27, 2017, and U.S. Global Sea to Sky Cargo ETF commenced operations on January 19, 2022.

The end of the reporting period for the Funds is December 31, 2023. The period covered by these Notes to Financial Statements is the fiscal year ended December 31, 2023 (the “current fiscal period”).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance for the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with the accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.

Security Valuation. All equity securities, including domestic and foreign common stocks, preferred stocks, and exchange traded funds that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Markets® and Nasdaq Capital Market Exchange® (collectively, “Nasdaq”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on

U.S. Global ETFs

NOTES TO FINANCIAL STATEMENTS
December 31, 2023 (Continued)

a particular day, an exchange-traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value.

Investments in mutual funds, including money market funds, are valued at their net asset value (“NAV”) per share.

Units of Mount Vernon Liquid Assets Portfolio are not traded on an exchange and are valued at the investment company’s NAV per share as provided by the underlying fund’s administrator. These shares are generally classified as Level 2 Investments.

Securities for which quotations are not readily available are valued at their respective fair values in accordance with pricing procedures adopted by the Funds’ Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of fair value pricing by the Funds may cause the net asset value of their shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. Accounting principles generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

U.S. Global ETFs

NOTES TO FINANCIAL STATEMENTS
December 31, 2023 (Continued)

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of the end of the current fiscal period:

U.S. Global Jets ETF

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$1,675,199,836	$—	$—	$1,675,199,836
Preferred Stocks	7,681,467	—	—	7,681,467
Short-Term Investments	3,352,146	—	—	3,352,146
Investments Purchased with Proceeds from Securities Lending	—	263,672,071	—	263,672,071
Total Investments in Securities	$1,686,233,449	$263,672,071	$—	$1,949,905,520

^	See Schedule of Investments for breakout of investments by country classification.

U.S. Global ETFs

NOTES TO FINANCIAL STATEMENTS
December 31, 2023 (Continued)

U.S. Global GO GOLD and Precious Metal Miners ETF

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$90,788,717	$—	$—	$90,788,717
Short-Term Investments	705,050	—	—	705,050
Investments Purchased with Proceeds from Securities Lending	—	5,288,209	—	5,288,209
Total Investments in Securities	$91,493,767	$5,288,209	$—	$96,781,976

^	See Schedule of Investments for breakout of investments by country classification.

U.S. Global Sea to Sky Cargo ETF

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$5,214,431	$—	$—	$5,214,431
Short-Term Investments	219,703	—	—	219,703
Investments Purchased with Proceeds from Securities Lending	—	178,720	—	178,720
Total Investments in Securities	$5,434,134	$178,720	$—	$5,612,854

^	See Schedule of Investments for breakout of investments by country classification.

During the current fiscal period, the Funds did not recognize any transfers to or from Level 3.

B.

Federal Income Taxes. The Funds’ policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their net investment income and net capital gains to shareholders. Therefore, no federal income tax provision is required. The Funds plan to file U.S. Federal and various state and local tax returns.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is

U.S. Global ETFs

NOTES TO FINANCIAL STATEMENTS
December 31, 2023 (Continued)

reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expenses in the Statements of Operations. During the current fiscal period, the Funds did not incur any interest or penalties.

C.

Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

D.

Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income or separately disclosed, if any, are recorded at the fair value of the security received. Withholdings taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable tax rules and regulations. Interest income is recorded on an accrual basis.

E.

Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities are declared and paid by the Funds on an annual basis. Distributions are recorded on the ex-dividend date.

F.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of

U.S. Global ETFs

NOTES TO FINANCIAL STATEMENTS
December 31, 2023 (Continued)

contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

G.

Share Valuation. The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of outstanding shares for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share of each Fund is equal to each Fund’s NAV per share.

H.

Reclassifications of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share.

The permanent differences primarily relate to redemptions in-kind and net operating losses. For the year ended December 31, 2023, the following table shows the reclassifications made:

	Distributable Earnings/ (Accumulated Deficit)	Paid-In Capital
U.S. Global Jets ETF	$(29,700,854)	$29,700,854
U.S. Global GO GOLD and Precious Metal Miners ETF	(5,826,629)	5,826,629
U.S. Global Sea to Sky Cargo ETF	159,995	(159,995)

I.

Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

J.

Subsequent Events. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or transactions that occurred during the period subsequent to the current fiscal period, that materially impacted the amounts or disclosures in each Fund’s financial statements.

U.S. Global ETFs

NOTES TO FINANCIAL STATEMENTS
December 31, 2023 (Continued)

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

U.S. Global Investors, Inc. (the “Adviser”), serves as the investment adviser to the Funds. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Funds, and the Adviser, the Adviser provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser also arranges for the transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Funds to operate. Under the Advisory Agreement for U.S. Global Jets ETF and U.S. Global GO GOLD and Precious Metal Miners ETF, the Adviser has agreed to pay all expenses incurred by the Funds, except: the fee paid to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) expenses. For services provided to the Funds, each Fund pays the Adviser a management fee, calculated daily and paid monthly, at a rate of 0.60% based on the Fund’s average daily net assets.

Separately, under an Operating Expenses Limitation, for the U.S. Global Sea to Sky Cargo ETF, the Adviser has agreed to limit the Fund’s Operating Expenses to an annual rate of 0.60% of the first $100 million in net assets and 0.70% for net asset greater than $100 million. For purposes of this agreement, the term “Operating Expenses” is defined to include all expenses necessary or appropriate for the operation of the Fund, including the Adviser’s management fee, except interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) expenses. Under the Agreement, the Adviser may request recoupment of previously waived or paid fees from the Fund for up to three years from the date such fees and expenses were waived or paid. As of December 31, 2023, the Adviser has $251,559 remaining available to be recouped, of which $115,917 expires on December 31, 2025 and $135,642 expires on December 31, 2026. Fees and expenses can only be recouped so long as the Fund’s total expense ratio does not exceed the lesser of (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.

The Index that each Fund tracks was developed by U.S. Global Indices, LLC (the “Index Provider”), a wholly-owned subsidiary of the Adviser.

U.S. Global ETFs

NOTES TO FINANCIAL STATEMENTS
December 31, 2023 (Continued)

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, LLC (“Fund Services” or “Administrator”) acts as the Funds’ Administrator and, in that capacity, performs various administrative and accounting services for the Funds. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; monitors the activities of the Funds’ Custodian, transfer agent and fund accountant. Fund Services also serves as the transfer agent and fund accountant to the Funds. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Funds’ Custodian.

The Custodian acts as the securities lending agent (the “Securities Lending Agent”) for the Funds.

All officers of the Trust are affiliated with the Administrator and Custodian.

NOTE 4 – SECURITIES LENDING

Each Fund may lend up to 33⅓ percent of the value of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by the Securities Lending Agent. The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any domestic loaned securities at the time of the loan, plus accrued interest. The use of loans of foreign securities, which are denominated and payable in U.S. dollars, shall be collateralized in an amount equal to 105% of the value of any loaned securities at the time of the loan plus accrued interest. The Funds receive compensation in the form of fees and earn interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. The Funds continue to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss in the fair value of securities loaned, that may occur during the term of the loan, will be for the account of the Fund. The Fund has the right, under the terms of the securities lending agreement, to recall the securities from the borrower on demand.

The securities lending agreement provides that, in the event of a borrower’s material default, the Securities Lending Agent shall take all actions the Securities Lending Agent deems appropriate to liquidate the collateral, purchase replacement securities at the Securities Lending Agent’s expense, or pay the Fund an amount equal to the market value of the loaned securities, subject to certain limitations which are set forth in detail in the securities lending agreement between the Fund and the Securities Lending Agent.

U.S. Global ETFs

NOTES TO FINANCIAL STATEMENTS
December 31, 2023 (Continued)

As of the end of the current fiscal period, the Funds had loaned securities and received cash collateral for the loans. The cash collateral is invested by the Securities Lending Agent in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Funds could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Funds are indemnified from this risk by contract with the Securities Lending Agent.

As of the end of the current fiscal period, the value of the securities on loan and payable for collateral due to broker were as follows:

	Value of Securities on Loan	Collateral Received*
U.S. Global Jets ETF	$252,408,604	$263,672,071
U.S. Global GO GOLD and Precious Metal Miners ETF	5,010,061	5,288,209
U.S. Global Sea to Sky Cargo ETF	172,914	178,720

*

The cash collateral received was invested in the Mount Vernon Liquid Assets Portfolio, LLC as shown on the Schedules of Investments, a short-term investment portfolio with an overnight and continuous maturity. The investment objective is to seek to maximize current income to the extent consistent with the preservation of capital and liquidity and maintain a stable NAV of $1.00 per unit.

The interest income earned by the Funds on the investment of cash collateral received from the borrowers for the securities loaned to them (“Securities lending income”) is reflected in the Funds’ Statements of Operations. Net Fees and interest income earned on collateral investments and recognized by the Fund during the current fiscal period were as follows:

Net Fees and Interest Earned
U.S. Global Jets ETF	$326,773
U.S. Global GO GOLD and Precious Metal Miners ETF	40,305
U.S. Global Sea to Sky Cargo ETF	10,538

Due to the absence of a master netting agreement related to the Funds’ participation in securities lending, no offsetting disclosures have been made on behalf of the Funds.

U.S. Global ETFs

NOTES TO FINANCIAL STATEMENTS
December 31, 2023 (Continued)

NOTE 5 – PURCHASE AND SALES OF SECURITIES

During the current fiscal period, purchases and sales of securities by the Funds, excluding short-term securities and in-kind transactions were as follows:

	Purchases	Sales
U.S. Global Jets ETF	$774,911,650	$784,691,286
U.S. Global GO GOLD and Precious Metal Miners ETF	72,748,372	72,156,971
U.S. Global Sea to Sky Cargo ETF	3,891,238	4,344,353

During the current fiscal period, there were no purchases or sales of U.S. Government securities.

During the current fiscal period, in-kind transactions associated with creations and redemptions were as follows:

	In-Kind Purchases	In-Kind Sales
U.S. Global Jets ETF	$480,280,089	$1,030,423,646
U.S. Global GO GOLD and Precious Metal Miners ETF	28,708,884	27,221,418
U.S. Global Sea to Sky Cargo ETF	1,076,618	552,736

U.S. Global ETFs

NOTES TO FINANCIAL STATEMENTS
December 31, 2023 (Continued)

NOTE 6 – TRANSACTIONS WITH AFFILIATED SECURITIES

Investments in issuers considered to be affiliate(s) of the Funds during the current fiscal period for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliated Issuer	Value at 12/31/2022		Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/2023
Frontier Group Holdings, Inc.*	$51,318,861		$89,000,031	$(68,689,512)	$3,324,023	$(17,712,701)	$57,240,702
Hawaiian Holdings, Inc.*	48,887,966		51,267,544	(124,414,073)	(37,949,719)	62,208,282	—
SkyWest, Inc.*	57,885,810		68,892,051	(111,360,225)	(45,990,853)	80,568,759	49,995,542
Sun Country Airlines Holdings, Inc.	—		76,710,339	(25,531,129)	(613,307)	(5,727,145)	44,838,758
	$158,092,637	**			$(81,229,856)	$119,337,195	$152,075,002	**

Affiliated Issuer (continued)	Shares Held at 12/31/23	Dividend Income
Frontier Group Holdings, Inc.*	10,483,645	$—
Hawaiian Holdings, Inc.*	—	—
SkyWest, Inc.*	957,769	—
Sun Country Airlines Holdings, Inc.	2,850,525	—
		$—

*	Issuer was affiliated during the current fiscal period, but was not an affiliated issuer as of December 31, 2023.
**	Value of affiliates as of December 31, 2022 and December 31, 2023 was $106,773,776 and $44,838,758, respectively.

U.S. Global ETFs

NOTES TO FINANCIAL STATEMENTS
December 31, 2023 (Continued)

NOTE 7 – INCOME TAX INFORMATION

The components of distributable earnings/(accumulated deficit) and cost basis of investments for federal income tax purposes at December 31, 2023 were as follows:

	U.S. Global Jets ETF	U.S. Global GO GOLD and Precious Metal Miners ETF	U.S. Global Sea to Sky Cargo ETF
Tax cost of investments	$2,247,127,445	$94,144,867	$5,750,871
Gross tax unrealized appreciation	$99,408,659	$10,761,507	$561,781
Gross tax unrealized depreciation	(396,631,488)	(8,124,444)	(699,139)
Total unrealized appreciation/(depreciation)	(297,222,829)	2,637,063	(137,358)
Undistributed ordinary income	—	1,810,692	242,532
Undistributed long-term capital gains	—	—	—
Other accumulated gain/(loss)	(503,748,359)	(34,912,331)	(1,881,333)
Distributable earnings/(accumulated deficit)	$(800,971,188)	$(30,464,576)	$(1,776,159)

The difference between the cost basis for financial statement and federal income tax purposes was primarily due to the tax deferral of losses from wash sales and mark-to-market on investments in passive foreign investment companies.

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. At December 31, 2023, U.S. Global Jets ETF deferred, on a tax-basis, no post-October capital losses, and $35,303 of late-year ordinary losses. U.S. Global GO GOLD and Precious Metal Miners ETF deferred, on a tax-basis, no post-October capital losses and no late-year ordinary losses. U.S. Global Sea to Sky Cargo ETF deferred, on a tax-basis, no post-October capital losses and no late-year ordinary losses.

As of December 31, 2023, the Funds had the following capital loss carryforward available, with no expiration date:

	Short-Term	Long-Term
U.S. Global Jets ETF	$250,406,130	$253,306,926
U.S. Global GO GOLD and Precious Metal Miners ETF	21,260,744	13,651,587
U.S. Global Sea to Sky Cargo ETF	858,691	1,022,642

U.S. Global ETFs

NOTES TO FINANCIAL STATEMENTS
December 31, 2023 (Continued)

The tax character of distributions paid by the Funds during the fiscal year ended December 31, 2023 was as follows:

	Ordinary Income	Capital Gains
U.S. Global Jets ETF	$—	$—
U.S. Global GO GOLD and Precious Metal Miners ETF	899,527	—
U.S. Global Sea to Sky Cargo ETF	445,224	—

The tax character of distributions paid by the Funds during the fiscal year ended December 31, 2022 was as follows:

	Ordinary Income	Capital Gains
U.S. Global Jets ETF	$—	$—
U.S. Global GO GOLD and Precious Metal Miners ETF	1,272,275	—
U.S. Global Sea to Sky Cargo ETF	907,983	—

NOTE 8 – SHARE TRANSACTIONS

Shares of the Funds are listed and traded on the New York Stock Exchange Arca, Inc. (“NYSE Arca”). Market prices for the shares may be different from their NAV. The Funds issue and redeem shares on a continuous basis at NAV generally in large blocks of shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Funds. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem shares directly from the Funds. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Funds currently offer one class of shares, which has no front end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of

U.S. Global ETFs

NOTES TO FINANCIAL STATEMENTS
December 31, 2023 (Continued)

Creation Units. The standard fixed transaction fee for the U.S. Global GO GOLD and Precious Metal Miners ETF is $300, and the standard fixed transaction fee for U.S Global Jets ETF and U.S. Global Sea to Sky Cargo ETF is $500, which is payable to the Custodian. The fixed transaction fee may be waived on certain orders if the applicable Fund’s Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Funds for the costs associated with cash transactions. Variable fees received by each Fund, if any, are displayed in the capital shares transaction section of the Statements of Changes in Net Assets. The Funds may issue an unlimited number of shares of beneficial interest, with no par value. Shares of the Funds have equal rights and privileges.

NOTE 9 – PRINCIPAL RISKS

Airline Companies Risk. U.S. Global Jets ETF invests in Airline companies. Airline companies may be adversely affected by a downturn in economic conditions that can result in decreased demand for air travel. Airline companies may also be significantly affected by changes in fuel prices which may be very volatile. Airline companies may also be significantly affected by changes in labor relations and insurance costs.

Gold and Precious Metals Risk. U.S. Global GO GOLD and Precious Metal Miners ETF will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the metals and mining industry. Competitive pressures may have a significant effect on the financial condition of companies in such industry. Also, such companies are highly dependent on the price of certain precious metals. These prices may fluctuate substantially over short periods of time, so the Fund’s share price may be more volatile than other types of investments. The prices of precious metals rise and fall in response to many factors, including: economic cycles; changes in inflation or expectations about inflation in various countries; interest rates; currency fluctuations; metal sales by governments, central banks, or international agencies; investment speculation; resource availability; fluctuations in industrial and commercial supply and demand; government regulation of the metals and materials industries; and government prohibitions or restrictions on the private ownership of certain precious and rare metals. The U.S. Global GO GOLD and Precious Metal Miners Index measures the performance of equity securities of Precious Metals Companies and does not measure the performance of direct investment in previous metals. Consequently, the Fund’s share price may not move in the same direction and to the same extent as the spot prices of precious metals.

U.S. Global ETFs

NOTES TO FINANCIAL STATEMENTS
December 31, 2023 (Continued)

Cargo Companies Risk. U.S. Global Sea to Sky Cargo ETF is expected to concentrate its investments in the securities of Cargo Companies. Cargo Companies may be adversely affected by a downturn in economic conditions that can result in decreased demand for marine shipping, ports, and air freight. Cargo Companies may also be significantly affected by changes in fuel prices, which may be very volatile, the imposition of tariffs or trade wars, changes in labor relations or availability, insurance costs, commodities prices in general, international politics and conflicts, changes in airborne or seaborne transportation patterns, changes to marine shipping and air freight routes, weather patterns and events, including hurricane activity, maritime accidents, canal closures, and port congestion. Cargo Companies may also be highly dependent on aircraft, ships, or related equipment from a small number of suppliers, and consequently, issues affecting the availability, reliability, safety, or longevity of such aircraft, ships, or equipment (e.g., the inability of a supplier to meet demand or the grounding of an aircraft due to safety concerns) may have a significant effect on the operations and profitability of Cargo Companies.

Concentration Risk. The Funds may be susceptible to an increased risk of loss, including losses due to adverse occurrences affecting the Funds more than the market as a whole, to the extent that the Funds’ investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.

U.S. Global ETFs

Report of Independent Registered Public Accounting Firm

To the Shareholders of U.S. Global ETFs and
Board of Trustees of ETF Series Solutions

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of U.S. Global ETFs comprising the Funds listed below (the “Funds”), each a series of ETF Series Solutions, as of December 31, 2023, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
U.S. Global Jets ETF and U.S. Global GO GOLD and Precious Metal Miners ETF	For the year ended December 31, 2023	For the years ended December 31, 2023 and 2022	For the years ended December 31, 2023, 2022, 2021, 2020, and 2019
U.S. Global Sea to Sky Cargo ETF	For the year ended December 31, 2023	For the year ended December 2023 and for the period from January 19, 2022 (commencement of operations) to December 31, 2022

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis,

U.S. Global ETFs

Report of Independent Registered Public Accounting Firm
(Continued)

evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2015.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
February 28, 2024

U.S. Global ETFs

Trustees and Officers

(Unaudited)

Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o U.S. Bank Global Fund Services, 615 E. Michigan Street, Milwaukee, WI 53202.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Leonard M. Rush, CPA Born: 1946	Lead Independent Trustee and Audit Committee Chairman	Indefinite term; since 2012	Retired; formerly Chief Financial Officer, Robert W. Baird & Co. Incorporated (wealth management firm) (2000–2011).	57	Independent Trustee, Managed Portfolio Series (34 portfolios) (since 2011).
David A. Massart Born: 1967	Trustee and Nominating and Governance Committee Chairman	Indefinite term; Trustee since 2012; Committee Chairman since 2023	Partner and Managing Director, Beacon Pointe Advisors, LLC (since 2022); Co-Founder, President, and Chief Investment Strategist, Next Generation Wealth Management, Inc. (2005–2021).	57	Independent Trustee, Managed Portfolio Series (34 portfolios) (since 2011).
Janet D. Olsen Born: 1956	Trustee	Indefinite term; since 2018	Retired; formerly Managing Director and General Counsel, Artisan Partners Limited Partnership (investment adviser) (2000–2013); Executive Vice President and General Counsel, Artisan Partners Asset Management Inc. (2012–2013); Vice President and General Counsel, Artisan Funds, Inc. (investment company) (2001–2012).	57	Independent Trustee, PPM Funds (2 portfolios) (since 2018).

U.S. Global ETFs

Trustees and Officers

(Unaudited) (Continued)

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee
Michael A. Castino Born: 1967	Trustee and Chairman	Indefinite term; Trustee since 2014; Chairman since 2013	Managing Director, Investment Manager Solutions, Sound Capital Solutions LLC (since 2023); Senior Vice President, U.S. Bancorp Fund Services, LLC (2013–2023); Managing Director of Index Services, Zacks Investment Management (2011–2013).	57	None

The officers of the Trust conduct and supervise its daily businesses. The address of each officer of the Trust is c/o U.S. Bank Global Services, 615 E. Michigan Street, Milwaukee, WI 53202. Additional information about the Trust’s officers is as follows.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Principal Officers of the Trust
Kristina R. Nelson Born: 1982	President	Indefinite term; since 2019	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2020); Vice President, U.S. Bancorp Fund Services, LLC (2014–2020).
Cynthia L. Andrae Born: 1971	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite term; since 2022 (other roles since 2021)

Vice President, U.S. Bancorp Fund Services, LLC (since 2019); Deputy Chief Compliance Officer, U.S. Bancorp Fund Services, LLC (2021-2022); Compliance Officer, U.S. Bancorp Fund Services, LLC (2015-2019).

Kristen M. Weitzel Born: 1977	Treasurer	Indefinite term; since 2014 (other roles since 2013)	Vice President, U.S. Bancorp Fund Services, LLC (since 2015).
Joshua J. Hinderliter Born: 1983	Secretary and Vice President	Indefinite term; since 2023	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2022); Managing Associate, Thompson Hine LLP (2016–2022).

U.S. Global ETFs

Trustees and Officers

(Unaudited) (Continued)

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jason E. Shlensky Born: 1987	Assistant Treasurer	Indefinite term; since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2019); Officer, U.S. Bancorp Fund Services, LLC (2014–2019).
Jessica L. Vorbeck Born: 1984	Assistant Treasurer	Indefinite term; since 2020	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2022); Officer, U.S. Bancorp Fund Services, LLC (2014–2017, 2018–2022).

The Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request, by calling toll free at (800) 617-0004, or by accessing the SEC’s website at www.sec.gov, or by accessing the Funds’ website at www.usglobaletfs.com.

U.S. Global ETFs

Expense Examples

For the Six-Months Ended December 31, 2023 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated in the following Expense Example Tables.

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

U.S. Global ETFs

Expense Examples

For the Six-Months Ended December 31, 2023 (Unaudited)(Continued)

U.S. Global Jets ETF

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During the Period(1)
Actual	$1,000.00	$889.60	$2.86
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.18	$3.06

U.S. Global GO GOLD and Precious Metal Miners ETF

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During the Period(1)
Actual	$1,000.00	$1,045.90	$3.09
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.18	$3.06

U.S. Global Sea to Sky Cargo ETF

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During the Period(2)
Actual	$1,000.00	$1,135.60	$3.23
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.18	$3.06

(1)

The dollar amounts shown as expenses paid during the period are equal to the annualized expense ratio, 0.60%, multiplied by the average account value during the period, multiplied by 184/365, to reflect the one-half year period.

(2)

The dollar amounts shown as expenses paid during the period are equal to the net annualized expense ratio, 0.60%, multiplied by the average account value during the period, multiplied by 184/365, to reflect the one-half year period.

U.S. Global ETFs

Review of Liquidity Risk Management Program

(Unaudited)

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Trust, on behalf of the series of the Trust covered by this shareholder report (the “Series”), has adopted a liquidity risk management program to govern the Trust’s approach to managing liquidity risk. Rule 22e-4 seeks to promote effective liquidity risk management, thereby reducing the risk that a fund will be unable to meet its redemption obligations and mitigating dilution of the interests of fund shareholders. The Trust’s liquidity risk management program is tailored to reflect the Series’ particular risks, but not to eliminate all adverse impacts of liquidity risk, which would be incompatible with the nature of such Series.

The investment adviser to the Series has adopted and implemented its own written liquidity risk management program (the “Program”) tailored specifically to assess and manage the liquidity risk of the Series.

At a recent meeting of the Board of Trustees of the Trust, the Trustees received a report pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the period ended December 31, 2022. The report concluded that the Program is reasonably designed to assess and manage the Series’ liquidity risk and has operated adequately and effectively to manage such risk. The report reflected that there were no liquidity events that impacted the Series’ ability to timely meet redemptions without dilution to existing shareholders. The report further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Series’ exposure to liquidity risk and other principal risks to which an investment in the Series may be subject.

U.S. Global ETFs

Approval of Advisory Agreement & Board Considerations

(Unaudited)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held on July 12-13, 2023 (the “Meeting”), the Board of Trustees (the “Board”) of ETF Series Solutions (the “Trust”) approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between U.S. Global Investors, Inc. (the “Adviser”) and the Trust, on behalf of U.S. Global Jets ETF, U.S. Global GO GOLD and Precious Metal Miners ETF, and U.S. Global Sea to Sky Cargo ETF (each, a “Fund” and, collectively, the “Funds”).

Prior to the Meeting, the Board, including the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), reviewed written materials (the “Materials”), including information from the Adviser regarding, among other things: (i) the nature, extent, and quality of the services provided by the Adviser; (ii) the historical performance of the Funds; (iii) the cost of the services provided and the profits realized by the Adviser from services rendered to each Fund; (iv) comparative fee and expense data for the Funds and other investment companies with similar investment objectives, including a report prepared by Barrington Partners, an independent third party, that compares each Fund’s investment performance, fees and expenses to relevant market benchmarks and peer groups (the “Barrington Report”); (v) the extent to which any economies of scale realized by the Adviser in connection with its services to each Fund are shared with Fund shareholders; (vi) any other financial benefits to the Adviser and its affiliates resulting from services rendered to the Fund; and (vii) other factors the Board deemed to be relevant.

The Board also considered that the Adviser, along with other service providers of the Funds, had provided written and oral updates on the firm over the course of the year with respect to its role as investment adviser to the Funds, and the Board considered that information alongside the Materials in its consideration of whether the Advisory Agreement should be continued. Additionally, representatives from the Adviser provided an oral overview of each Fund’s strategy, the services provided to each Fund by the Adviser, and additional information about the Adviser’s personnel and business operations. The Board then discussed the Materials and the Adviser’s oral presentation, as well as any other relevant information received by the Board at the Meeting and at prior meetings, and deliberated on the approval of the continuation of the Advisory Agreement in light of this information.

Approval of the Continuation of the Advisory Agreement with the Adviser

Nature, Extent, and Quality of Services Provided. The Trustees considered the scope of services provided under the Advisory Agreement, noting that the Adviser had provided and would continue to provide investment management services to the Funds. In considering the nature, extent, and quality of the services provided by the Adviser, the Board considered the quality of the Adviser’s compliance program and

U.S. Global ETFs

Approval of Advisory Agreement & Board Considerations

(Unaudited) (Continued)

past reports from the Trust’s Chief Compliance Officer (“CCO”) regarding the CCO’s review of the Adviser’s compliance program. The Board also considered its previous experience with the Adviser providing investment management services to the Funds. The Board noted that it had received a copy of the Adviser’s registration form and financial statements, as well as the Adviser’s response to a detailed series of questions that included, among other things, information about the Adviser’s decision-making process, the background and experience of the firm’s key personnel, and the firm’s compliance policies, marketing practices, and brokerage information.

The Board also considered other services provided by the Adviser to the Funds, including monitoring the Funds’ adherence to their investment restrictions and compliance with the Funds’ policies and procedures and applicable securities regulations, as well as monitoring the extent to which each Fund achieves its investment objective as an index-based fund. Additionally, the Board considered that U.S. Global Indices, LLC (“USGI”), an affiliate of the Adviser, acts as index provider to each of the Funds, and each Fund tracks an index created by USGI based on USGI’s intellectual property.

Historical Performance. The Trustees next considered each Fund’s performance. The Board observed that additional information regarding each Fund’s past investment performance, for periods ended March 31, 2023, had been included in the Materials, including the Barrington Report, which compared the performance results of each Fund with the returns of a group of ETFs selected by Barrington Partners as most comparable (the “Peer Group”) as well as with funds in the Fund’s Morningstar category (the “Category Peer Group”). Additionally, at the Board’s request, the Adviser identified the one or more funds the Adviser considered to be each Fund’s most direct competitors (the “Selected Peer Group”) and provided the Selected Peer Group’s performance results.

U.S. Global Jets ETF: The Board noted that for each of the one-year, three-year, five-year, and since inception periods ended March 31, 2023, the Fund’s performance on a gross of fees basis (i.e., excluding the effect of fees and expenses on Fund performance) trailed but was generally consistent with the performance of its underlying index, indicating that the Fund tracked its underlying index closely and in an appropriate manner. The Board also noted that the Fund significantly underperformed its broad-based benchmark, the S&P 500 Total Return Index, for the one-year, three-year, five-year, and since inception periods. However, the Board noted that the S&P 500 Total Return Index provides an indication of the performance of U.S. large-cap companies, while the Fund’s objective is to track its underlying index, which tracks the performance of Airline Companies (as defined by the index) across the globe with an emphasis on domestic passenger airlines.

U.S. Global ETFs

Approval of Advisory Agreement & Board Considerations

(Unaudited) (Continued)

The Board noted that for the one-year, three-year, and five-year periods ended March 31, 2023, the Fund significantly underperformed the median return of its Peer Group, which is comprised primarily of ETFs in the industrials and infrastructure sectors. The Board also considered that the Barrington Report did not compare the Fund’s performance to the returns of the Category Peer Group, which is comprised primarily of funds in the U.S. Fund Miscellaneous Sector Morningstar category. The Board also considered that the Fund outperformed the fund from its Selected Peer Group for the one-year period ended March 31, 2023. The Board, however, noted that there was only one fund included in the Selected Peer Group, and the peer fund is not a direct competitor of the Fund because less than half of its assets are invested in airlines.

U.S. Global GO GOLD and Precious Metal Miners ETF: The Board noted that for each of the one-year, three-year, five-year, and since inception periods ended March 31, 2023, the Fund’s performance on a gross of fees basis (i.e., excluding the effect of fees and expenses on Fund performance) trailed but was generally consistent with the performance of its underlying index, indicating that the Fund tracked its underlying index closely and in an appropriate manner. The Board also noted that the Fund underperformed its broad-based benchmark, the S&P 500 Total Return Index, for each of these periods. The Board noted that the S&P 500 Total Return Index provides an indication of the performance of U.S. large-cap companies, while the Fund’s objective is to track its underlying index, which tracks the performance of Precious Metals Companies (as defined by the index).

The Board noted that for the three-year and five-year periods ended March 31, 2023, the Fund outperformed the median return of its Peer Group and Category Peer Group but underperformed the median return of its Peer Group and Category Peer Group over the one-year period. The Category Peer Group is comprised of funds in the U.S. Fund Equity Precious Metals Morningstar category. The Board also noted that the Fund outperformed all of the funds from the Selected Peer Group for the one-year, three-year, and five-year periods ended March 31, 2023. The funds included by the Adviser in the Selected Peer Group include funds that pursue index-based, global equity, gold mining investment strategies similar to those of the Fund.

U.S. Global Sea to Sky Cargo ETF: The Board noted that for each of the one-year and since inception periods ended March 31, 2023, the Fund’s performance on a gross of fees basis (i.e., excluding the effect of fees and expenses on Fund performance) trailed but was generally consistent with the performance of its underlying index, indicating that the Fund tracked its underlying index closely and in an appropriate manner. The Board also noted that the Fund underperformed its broad-based benchmark, the S&P 500 Total Return Index, for the one-year and since inception periods. The Board noted

U.S. Global ETFs

Approval of Advisory Agreement & Board Considerations

(Unaudited) (Continued)

that the S&P 500 Total Return Index provides an indication of the performance of U.S. large-cap companies, while the Fund’s objective is to track its underlying index, which tracks the performance of Cargo Companies (as defined by the index).

The Board noted that for the one-year period ended March 31, 2023, the Fund underperformed the median return of its Peer Group and Category Peer Group. The Category Peer Group is comprised of funds in the U.S. Fund Industrials Morningstar category. The Board also considered that the Fund significantly underperformed the fund from its Selected Peer Group for the one-year period ended March 31, 2023. The Board, however, noted that there was only one fund included in the Selected Peer Group, and although the peer fund has a similar focus in the shipping industry, less than half of the peer fund’s assets are invested in the same holdings as the Fund.

The Board also considered that the Fund commenced operations on January 19, 2022, just over one year prior to March 31, 2023, which was a relatively short period of time over which to evaluate the Fund’s performance and draw meaningful conclusions about its management.

Cost of Services Provided and Economies of Scale. The Board then reviewed each Fund’s fees and expenses. The Board took into consideration that the Adviser had charged, and would continue to charge, a “unified fee,” meaning each Fund pays no expenses other than the advisory fee and, if applicable, certain other costs such as interest, brokerage, acquired fund fees and expenses, extraordinary expenses, and, to the extent it is implemented, fees pursuant to a Distribution and/or Shareholder Servicing (12b-1) Plan. The Board noted that the Adviser had been and would continue to be responsible for compensating the Trust’s other service providers and paying the Funds’ other expenses out of the Adviser’s own fee and resources. The Board compared each Fund’s net expense ratio to its Peer Group and Category Peer Group, as shown in the Barrington Report, and its Selected Peer Group.

U.S. Global Jets ETF: The Board noted that the Fund’s net expense ratio was equal to its unified fee (described above). The Board noted that the Fund’s net expense ratio was slightly higher than the median net expense ratio, but within the range, of the funds in its Peer Group and lower than the median net expense ratio of its Category Peer Group. In addition, the Board noted that the Fund’s net expense ratio was higher than the net expense ratio of the one fund in its Selected Peer Group.

U.S. Global GO GOLD and Precious Metal Miners ETF: The Board noted that the Fund’s net expense ratio was equal to its unified fee (described above). The Board noted that the Fund’s net expense ratio was slightly higher than the median net expense ratio, but within the range, of the funds in its Peer Group and lower than the

U.S. Global ETFs

Approval of Advisory Agreement & Board Considerations

(Unaudited) (Continued)

median net expense ratio of its Category Peer Group. In addition, the Board noted that the Fund’s net expense ratio was higher than the net expense ratio of each of the funds in the Selected Peer Group.

U.S. Global Sea to Sky Cargo ETF: The Board noted that the Fund’s net expense ratio was equal to its unified fee (described above) because the Fund is subject to a contractual expense limitation agreement whereby the Adviser has agreed to waive certain of its management fees and/or reimburse certain Fund expenses for a period of at least one year. The Board noted that the Fund’s net expense ratio was slightly higher than the median net expense ratio, but within the range, of the funds in its Peer Group and lower than the median net expense ratio of its Category Peer Group. In addition, the Board noted that the Fund’s net expense ratio was lower than the net expense ratio of the one fund in its Selected Peer Group.

The Board then considered the Adviser’s financial resources and information regarding the Adviser’s ability to support its management of the Funds and obligations under the unified fee arrangement, noting that the Adviser had provided its financial statements for the Board’s review. The Board also evaluated the compensation and benefits received by the Adviser from its relationship with the Funds, taking into account an analysis of the Adviser’s profitability with respect to each Fund at various actual and projected Fund asset levels.

The Board expressed the view that it currently appeared that the Adviser might realize economies of scale in managing the Funds as assets grow in size. The Board noted that, should the Adviser realize economies of scale in the future, the Board would evaluate whether those economies were appropriately shared with Fund shareholders, whether through the structure and amount of the fee or by other means.

Conclusion. No single factor was determinative of the Board’s decision to approve the continuation of the Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including the Independent Trustees, unanimously determined that the Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to each Fund. The Board, including the Independent Trustees, unanimously determined that the approval of the continuation of the Advisory Agreement was in the best interests of each Fund and its shareholders.

U.S. Global ETFs

Federal Tax Information

(Unaudited)

For the fiscal year ended December 31, 2023, certain dividends paid by the Funds may be subject to the maximum rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

U.S. Global Jets ETF	0.00%
U.S. Global GO GOLD and Precious Metal Miners ETF	100.00%
U.S. Global Sea to Sky Cargo ETF	59.94%

For corporate shareholders, the percentage of ordinary income distributions that qualified for the corporate dividend received deduction for the fiscal year ended December 31, 2023 was as follows:

U.S. Global Jets ETF	0.00%
U.S. Global GO GOLD and Precious Metal Miners ETF	9.87%
U.S. Global Sea to Sky Cargo ETF	2.23%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund was as follows:

U.S. Global Jets ETF	0.00%
U.S. Global GO GOLD and Precious Metal Miners ETF	0.00%
U.S. Global Sea to Sky Cargo ETF	0.00%

U.S. Global ETFs

Federal Tax Credit Pass Through

(Unaudited)

Pursuant to Section 853 of the Internal Revenue code, the Funds designate the following amounts as foreign taxes paid for the fiscal year ended December 31, 2023. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Tax Credit Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income
U.S. Global Jets ETF	$—	$—	—
U.S. Global GO GOLD and Precious Metal Miners ETF	256,197	0.047887	100.00%
U.S. Global Sea to Sky Cargo ETF	62,171	0.177631	100.00%

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. GAAP purposes and Internal Revenue Service purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds.

Information About Portfolio Holdings
(Unaudited)

The Funds file their complete schedules of portfolio holdings for their first and third fiscal quarters with the SEC on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT is available without charge, upon request, by calling toll-free at (800) 617-0004 or by accessing the Funds’ website at www.usglobaletfs.com. Furthermore, you may obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov. Each Fund’s portfolio holdings are posted on their website at www.usglobaletfs.com daily.

U.S. Global ETFs

Information About Proxy Voting

(Unaudited)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge, upon request, by calling toll-free at (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Funds’ website at www.usglobaletfs.com.

When available, information regarding how the Funds voted proxies relating to portfolio securities during the twelve-month period ending June 30 is available by calling toll-free at (800) 617-0004 or by accessing the SEC’s website at www.sec.gov.

Frequency Distribution of Premiums and Discounts
(Unaudited)

Information regarding how often shares of each Fund trade on the exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Funds are available, without charge, on the Funds’ website at www.usglobaletfs.com.

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Adviser

U.S. Global Investors, Inc.
7900 Callaghan Road
San Antonio, Texas 78229

Index Provider

U.S. Global Indices, LLC
7900 Callaghan Road
San Antonio, Texas 78229

Distributor

Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

U.S. Global Jets ETF

Symbol – JETS
CUSIP – 26922A842

U.S. Global GO GOLD and Precious Metal Miners ETF

Symbol – GOAU
CUSIP – 26922A719

U.S. Global Sea to Sky Cargo ETF

Symbol – SEA
CUSIP – 26922B865

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Leonard Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

U.S. Global ETFs

	FYE 12/31/2023	FYE 12/31/2022
(a) Audit Fees	$45,500	$44,000
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$10,500	$10,500
(d) All Other Fees	$0	$0

(e)(1)	The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2)	The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

U.S. Global ETFs

	FYE 12/31/2023	FYE 12/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)	N/A

(g)	The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

U.S. Global ETFs

Non-Audit Related Fees	FYE 12/31/2023	FYE 12/31/2022
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h)	The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

(i)	The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

(j)	The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Leonard M. Rush, David A. Massart, and Janet D. Olsen.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant's President (principal executive officer) and Treasurer (principal financial officer) have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ETF Series Solutions

By (Signature and Title	/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	3/5/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	3/5/2024

By (Signature and Title)*	/s/ Kristen M. Weitzel
Kristen M. Weitzel, Treasurer (principal financial officer)

Date	3/5/2024

*	Print the name and title of each signing officer under his or her signature.